EXECUTION COPY





                      JOHN B. SANFILIPPO & SON, INC.
                              2299 Busse Road
                    Elk Grove Village, Illinois  60007


                                        New York, New York
                                        As of January 24, 1997


          Re: Amendment No. 2 to Note Purchase Agreement dated as of August 30, 1995


Teachers Insurance and Annuity
  Association of America
730 Third Avenue
New York, New York  10017

Ladies and Gentlemen:

          Reference is made to the Note Purchase Agreement dated as of August 30, 1995 (as in effect on the date hereof, the "Agreement") between John B. Sanfilippo & Son, Inc., a Delaware corporation (the "Company"), and Teachers Insurance and Annuity Association of America (the "Noteholder"), pursuant to which the Noteholder purchased $10,000,000 aggregate principal amount of the Company's 8.30% Senior Notes due 2005 (the "Senior Notes") and $15,000,000 aggregate principal amount of the Company's 9.38% Senior Subordinated Notes due 2005 (the "Subordinated Notes" and, together with the Senior Notes, the "Notes").

          The Company has requested that the Noteholder agree, and the Noteholder is willing, to amend various provisions of the Agreement, all on the terms and conditions of this Amendment.

          Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Agreement (as amended hereby) shall have their respective meanings as therein defined. In addition, as used herein, "Bank Amendment" means Amendment No. 3 to Credit Agreement dated as of January 24, 1997 by and among the Company, the lenders party thereto and Bank of America Illinois, as Agent.

          Section 2. Amendments to Agreement. Subject to the satisfaction of the conditions to effectiveness specified in
Section 6 below, the Agreement is amended as follows:

          2.1. Addition of Section 5.9. A new Section 5.9 and a new Section 5.10 are added to the Agreement to read as follows:

          "Section 5.9. Prepayment Pursuant to Collateral Agency Agreement. If amounts are to be applied to the principal of the Notes pursuant to the terms of the Collateral Agency Agreement or any other Collateral Document, such amounts shall be deemed to be optional prepayments of the Notes pursuant to Section 5.2, and the applicable Make-Whole Amount in respect of such principal to be prepaid shall be due and payable as provided in said
     Section  5.2.

          Section 5.10. Existing Prudential Notes. Neither the Company nor any Subsidiary shall make any optional prepayment of principal with respect to the Existing Prudential Notes without providing the holders of the Senior Notes written notice thereof at the same time as notice is given to Prudential with respect to such prepayment (which notice in any case shall not be given less than ten (10) Business Days or more than sixty (60) days prior to such proposed date of prepayment). Such notice shall contain an offer by the Company to the holders of Senior Notes to purchase, on a date (the "Prepayment Date") no later than the date that the Existing Prudential Notes are scheduled to be prepaid, that outstanding principal amount of Senior Notes which bears the same proportion to the aggregate principal amount of Senior Notes then outstanding as the outstanding principal amount of Existing Prudential Notes being prepaid bears to the aggregate principal amount of Existing Prudential Notes then outstanding. If a holder of Senior Notes accepts such offer, the Company shall on the Prepayment Date purchase (and each such holder thereof shall sell) such holder's pro rata share (based on the proportion of the outstanding principal amount of all Senior Notes held by such holder) of the principal amount of Senior Notes that the Company is offering to purchase hereunder at a purchase price equal to the aggregate outstanding principal amount thereof, together with interest thereon to the date of purchase and the applicable Make-Whole Amount, if any, with respect thereto (calculated as if the purchase of such Note were an optional prepayment thereof as provided in Section 5.2); provided, however, if a holder of a Senior Note notifies the Company prior to the proposed Prepayment Date that such holder is rejecting the Company's offer to purchase such holder's Senior Notes, the Company shall not be obligated to purchase, and such holder shall not be obligated to sell, such holder's Senior Notes under this
     Section 5.10. For purposes of this Section 5.10, a holder's failure prior to the Prepayment Date to reject in writing any offer made by the Company hereunder to purchase such holder's Senior Notes shall be deemed an acceptance of such offer. No holder of any such Senior Note shall be required to make any representation or warranty in connection with such sale, other than with respect to its ownership of its Notes. All purchases of a holder's Senior Notes pursuant to this Section 5.10 shall be applied ratably to the Senior Notes then outstanding held by such holder. Any partial prepayment of the Senior Notes pursuant to this Section 5.10 shall not relieve the Company of its obligation to make the prepayments of principal of the Senior Notes required by Section 5.1. Notwithstanding the foregoing, if the holders of the Existing Prudential Notes waive the payment of any Yield-Maintenance Amount (as defined in the Amended and Restated Prudential Note Agreement) with respect to any optional prepayment of the Existing Prudential Notes, and no other prepayment fee or similar amount is payable in connection therewith, the Company shall not be obligated with respect to such optional payment to purchase under this Section 5.10 all or any portion of the Senior Notes of a holder that has accepted the Company's offer to purchase made in connection with such optional prepayment, unless such holder waives in writing prior to or on the Prepayment Date the payment of any applicable Make-Whole Amount that would be due upon such purchase.".

          2.2. Amendment to Section  8.6.  Section  8.6 of the
Agreement is amended to read in its entirety as follows:

          "Section 8.6. Ownership. Jasper B. Sanfilippo and Mathias A. Valentine, together with their respective immediate family members and certain trusts created for the benefit of their respective sons and daughters, shall continue to own shares representing the right to elect a majority of the directors of the Company. The Company shall continue to own, directly and beneficially, shares representing (a) 100% of Sunshine's aggregate outstanding shares of common stock of all classes and (b) 100% of Quantz's aggregate outstanding shares of common stock of all classes.".

          2.3. Amendment to Section 8.8.  Section 8.8 of the
Agreement is amended to read in its entirety as follows:

          "Section 8.8. Subsidiary Debt. The Company will not permit any Subsidiary to create, assume, guarantee or otherwise become liable in respect of any Indebtedness (excluding any Indebtedness arising under any Guaranty or any guaranty by Sunshine or Quantz of the obligations of the Company under the Existing Indebtedness Documents) unless at the time such Subsidiary becomes liable with respect to such Indebtedness and after giving effect thereto Priority Debt shall not exceed 15% of Consolidated Tangible Net Worth.".

          2.4. Amendment to Section 9.1.  Section 9.1 of the
Agreement is amended to read in its entirety as follows:

          "Section 9.1. Financial Tests. (A) The Company (i) will not on any date falling in the Company's fiscal quarter ending in September, 1997 permit the Fixed Charge Coverage Ratio for the period of four consecutive quarterly fiscal periods of the Company ending on or immediately prior to such date to be less than 1 to 1, (ii) will not on any date falling in the Company's fiscal quarter ending in December, 1997 permit the Fixed Charge Coverage Ratio for the period of four consecutive quarterly fiscal periods of the Company ending on or immediately prior to such date to be less than
     1.35 to 1 and (iii) will not on any date thereafter permit the Fixed Charge Coverage Ratio for the period of four consecutive quarterly fiscal periods of the Company ending on or immediately prior to such date to be less than 1.75 to 1.

          (B) The Company will not permit Interest Expense for any fiscal quarter set forth below to be greater than the respective amount set forth opposite such fiscal quarter:

      Fiscal Quarter Ending In:              Amount($)
      -------------------------              ---------
          December, 1996                     2,350,000
          March, 1997                        3,200,000
          June, 1997                         2,800,000.

          (C)  The Company will not permit Consolidated Operating
     Income for any fiscal quarter set forth below to be less than the respective amount set forth opposite such fiscal quarter:

      Fiscal Quarter Ending In:              Amount($)
      -------------------------              ---------
          December, 1996                     2,000,000
          March, 1997                        1,300,000
          June, 1997                         2,400,000.".

          2.5. Amendment to Section 9.3(C). Section 9.3(C) of the Agreement is amended to read in its entirety as follows:

               "(C) Cash Management Liabilities (excluding liabilities in respect of checks in the process of clearing) in an aggregate outstanding amount at any time not greater than $1,000,000 and Indebtedness represented by the Senior Notes and the Subordinated Notes,".

          2.6. Amendment to Section 9.6(A). Section 9.6(A) of the Agreement is amended to read in its entirety as follows:

               "(A)  Liens existing on the date hereof securing
          Indebtedness of the Company outstanding on the date hereof, as specified in Exhibit C hereto, and Liens arising under the Collateral Documents;".

          2.7. Amendment to Section 10.1.  Section 10.1 of the
Agreement is amended to read in its entirety as follows:

          "Section 10.1. Financial Tests. (A) The Company (i) will not on any date falling in the Company's fiscal quarter ending in September, 1997 permit the Fixed Charge Coverage Ratio for the period of four consecutive quarterly fiscal periods of the Company ending on or immediately prior to such date to be less than 0.7 to 1, (ii) will not on any date falling in the Company's fiscal quarter ending in December, 1997 permit the Fixed Charge Coverage Ratio for the period of four consecutive quarterly fiscal periods of the Company ending on or immediately prior to such date to be less than 1 to 1 and (iii) will not on any date thereafter permit the Fixed Charge Coverage Ratio for the period of four consecutive quarterly fiscal periods of the Company ending on or immediately prior to such date to be less than 1.35 to 1.

          (B) The Company will not permit Interest Expense for any fiscal quarter set forth below to be greater than the respective amount set forth opposite such fiscal quarter:

      Fiscal Quarter Ending In:              Amount($)
      -------------------------              ---------
          December, 1996                     2,900,000
          March, 1997                        3,900,000
          June, 1997                         3,400,000.

          (C)  The Company will not permit Consolidated Operating
     Income for any fiscal quarter set forth below to be less than the respective amount set forth opposite such fiscal quarter:

      Fiscal Quarter Ending In:              Amount($)
      -------------------------              ---------
          December, 1996                     1,500,000
          March, 1997                        1,000,000
          June, 1997                         1,850,000.".

          2.8. Amendment to Section 10.3(C). Section 10.3(C) of the Agreement is amended to read in its entirety as follows:

               "(C) Cash Management Liabilities (excluding liabilities in respect of checks in the process of clearing) in an aggregate outstanding amount at any time not greater than $1,000,000 and Indebtedness represented by the Senior Notes and the Subordinated Notes,".

          2.9. Amendment to Section 10.6(A). Section 10.6(A) of the Agreement is amended to read in its entirety as follows:

               "(A)  Liens existing on the date hereof securing
          Indebtedness of the Company outstanding on the date hereof, as specified in Exhibit C hereto, and Liens arising under the Collateral Documents;".

          2.10. Amendment to Section 12.1.  Section 12.1 of the
Agreement is amended by deleting Subsection (P) thereof and replacing said Subsection with the following new Subsections (P),
(Q) and (R):

               "(P) any Guaranty shall be terminated or shall cease to be in full force and effect, or default shall be made in the performance or observance of any covenant, agreement or condition contained in any Guaranty; or

               (Q) the Collateral Agent under the Collateral Agency Agreement shall cease to have a first priority perfected security interest and Lien (subject to Liens permitted by Section 9.6 and Section 10.6) in substantially all of the property of the Borrower, Sunshine and Quantz pursuant to the Collateral Documents; or

               (R) any Bank or the Bank Agent (as defined in the Bank Agreement) shall refuse for more than five consecutive Business Days to make any loan, issue any letter of credit or create any bankers' acceptance requested by the Company under the Bank Agreement where such loan, letter of credit or bankers' acceptance would not cause the Company to exceed the limitations set forth in Section 2.1.1 or 3.1 of the Bank Agreement or the availability under the Borrowing Base (as so defined);".

          2.11. Amendment to Section 11. (A) The following definitions in Section 11 of the Agreement are amended and restated to read in their entirety as follows:

          "'Amended and Restated Prudential Note Purchase
     Agreement' shall mean the Second Amended and Restated Note
     Agreement dated as of January 24, 1997 between the Company, Prudential and certain other Persons, as amended, modified and in effect from time to time."

          "'Existing Prudential Notes' means the 'Notes' as defined in the Amended and Restated Prudential Note Purchase
     Agreement."

          "'Interest Expense' shall mean for any period the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with Generally Accepted Accounting Principles): (i) all interest in respect of Indebtedness of the Company and its Subsidiaries (including imputed interest on Capitalized Lease Obligations and any fees and commissions payable by the Company or any Subsidiary in respect of such Indebtedness) deducted in determining Consolidated Net Income for such period, (ii) all Specified Letter of Credit Fees and (iii) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period."

          "'Senior Indebtedness' shall mean (subject to the next succeeding sentence) (i) all Bank Obligations (as such term is defined in the Bank Agreement as in effect from time to time or in any extension or renewal thereof, or the equivalent obligations under any refunding or refinancing thereof permitted pursuant to clause (y) of Section 10.3(B)(i)), (ii) all Cash Management Liabilities and (iii) all principal, interest and premium (if any) and fees and expenses on or in respect of (x) the Amended and Restated Prudential Note Purchase Agreement and the Existing Prudential Notes issued thereunder, each as in effect from time to time (collectively, the "Prudential Obligations"),
     (y) this Agreement (as this Agreement relates to the Senior Notes) and the Senior Notes and (z) any Senior Funded Debt incurred in compliance with Section 9.3(D) and Section 10.3(D), provided that (A) the aggregate outstanding principal amount (and undrawn face amount in the case of letters of credit) of the Bank Obligations included in Senior Indebtedness in respect of revolving loans, term loans, letters of credit and bankers acceptances shall not exceed $60,000,000 plus an additional amount not exceeding $2,000,000 in aggregate outstanding principal in respect of loans to fund overdrafts or overdrafts, (B) the aggregate principal amount of the Cash Management Liabilities included in Senior Indebtedness shall not exceed $1,000,000 and (C) and the aggregate principal amount of the Prudential Obligations included in Senior Indebtedness shall not exceed $33,750,000. With respect to interest, the term "Senior Indebtedness" shall include any interest accruing for a period of two years after the date of any filing by or against the Company of any bankruptcy, insolvency or similar proceeding, whether or not allowed as a claim in any such proceeding.".

          (B) Section 11 of the Agreement is further amended by adding the following definitions in their respective appropriate alphabetic locations:

          "'Cash Management Liabilities' has the meaning specified in the Security Agreement."

          "'Collateral Agency Agreement' means the Collateral Agency Agreement dated as of January 24, 1997 by and among Bank of America Illinois, individually and as Collateral Agent, Teachers Insurance and Annuity Association, and the other financial institutions party thereto, as such agreement may be amended and supplemented and in effect from time to time."

          "'Collateral Documents' has the meaning specified in the Collateral Agency Agreement."

          "'Guaranty' shall mean each of (i) a Guaranty by Sunshine in favor of the holders of the Senior Notes from time to time, as the same may be amended or supplemented and in effect from time to time, (ii) a Guaranty by Sunshine in favor of the holders of the Subordinated Notes from time to time, as the same may be amended or supplemented and in effect from time to time, (iii) a Guaranty by Quantz in favor of the holders of the Senior Notes from time to time, as the same may be amended or supplemented and in effect from time to time and (iv) a Guaranty by Quantz in favor of the holders of the Subordinated Notes from time to time, as the same may be amended or supplemented and in effect from time to time, each such Guaranty to be substantially in the form of Exhibit G."

          "'Security Agreement' has the meaning specified in the Collateral Agency Agreement."

          "'Specified Letter of Credit Fees' has the meaning specified in the Security Agreement."

          "'Quantz' means Quantz Acquisition Co., Inc., a
     Delaware corporation.".

          (C) The definition of "Indebtedness" in Section 11 of the Agreement is amended by adding the following sentence at the end thereof:

     "In addition to the foregoing, for all purposes of this Agreement, liabilities of the Company arising in respect of Cash Management Liabilities shall constitute 'Indebtedness' of the Company.".

          (D) The definition "Private Shelf Notes" is deleted from Section 11 of the Agreement, and each other reference to "Private Shelf Notes" in the Agreement is also deleted.

          2.12. Amendment to Exhibits A-1 and A-2.  Each of
Exhibit A-1 and Exhibit A-2 of the Agreement is amended by deleting the second sentence from the second paragraph thereof and replacing said sentence with the following:

     "Payment of the principal of, interest on and any Make-Whole Amount with respect to this Note has been guaranteed (i) by Sunshine Nut Co., Inc. pursuant to a Guaranty Agreement dated as of August 30, 1995 and (ii) by Quantz Acquisition Co., Inc. pursuant to a Guaranty Agreement dated as of January 24, 1997. In addition, this Note is entitled to the security provided for in the Collateral Documents (as defined in said Note Purchase Agreement)."

          2.13. Amendment to Exhibit J.  Exhibit J of the
Agreement is amended by deleting Section B therefrom and replacing said Section B with the following:

     "B.  Amended and Restated Prudential Note Agreement

          Any Event of Default (as defined therein) under*:

               (i)  Section  7A(i).
              (ii)  Section  7A(ii).
             (iii) Section 7A(v) to the extent such Event of Default results from a breach of obligations under
          Section 5I or under any of Section s 6A through 6S, inclusive, other than Section 6I or 6L.
              (iv) Section 7A(vi) to the extent such Event of Default results from a breach of Section 6A.
               (v)  Section  7A(xvii).".

          Section 3. Amendment to Outstanding Notes. Each outstanding Series A Note is amended to reflect the changes made to Exhibit A-1 to the Agreement as set forth in Section 2.12 above, and each outstanding Series B Note is amended to reflect the changes made to Exhibit A-2 to the Agreement as set forth in
Section 2.12 above.

          Section 4.  Consent.  The Noteholder hereby consents to
(i) the amendment of the Bank Agreement as provided by the Bank Amendment and (ii) the amendment and restatement of the terms of the documents governing the Senior Indebtedness held by Prudential as provided by the Amended and Restated Prudential Note Purchase Agreement.

          Section 5. Representations and Warranties. The Company represents and warrants to the Noteholder on the date hereof and as of the Effective Date as follows (and the parties hereto agree that the following representations and warranties shall be deemed to have been made pursuant to the Agreement for all relevant purposes thereof):

          5.1. Power and Authority. The Company has all requisite corporate power and authority to execute and deliver this Amendment and to perform the Agreement as amended hereby (the "Amended Agreement") and this Amendment has been duly authorized by all necessary corporate action on the part of the Company.

          5.2. Enforceability. This Amendment has been duly executed and delivered by the Company, and the Amended Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, fraudulent transfers or similar laws of general application relating to creditors' rights.

          5.3. No Conflicts. Neither the execution nor delivery of this Amendment, nor fulfillment of nor compliance with the terms and provisions hereof and of the Amended Agreement will conflict with, or result in the breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company pursuant to, the charter or by-laws of the Company, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company is subject.

          5.4. Governmental Authorizations. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body is required for the validity of the execution and delivery of this Amendment or for the performance by the Company of the Amended Agreement.

          5.5. No Defaults. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, and no default shall have occurred and be continuing under the Bank Agreement or under the Amended and Restated Prudential Note Purchase Agreement.

          5.6. No Misstatement. This Amendment does not contain any misstatement of a material fact or fail to state a material fact necessary to make the statement or statements of the Company contained herein not misleading, and the Company has disclosed to the Noteholder all facts or circumstances of which the Company is aware following due and diligent inquiry which are material to, or could adversely affect in any way, the purpose or subject matter of this Amendment and/or the consummation of the terms and conditions hereof.

          5.7. No Change. Since September 26, 1996 (the date of the Company's most recent financial statements, copies of which have been provided to the Noteholder), there has been no material adverse change in the assets or the financial condition of the Company and its Subsidiaries taken as a whole.

          5.8. Other Documents.  The Company has provided the
Noteholder with true and correct copies of the Bank Agreement, the Bank Amendment and the Amended and Restated Prudential Note
Purchase Agreement as in effect on the date hereof.

          Section 6.  Conditions to Effectiveness.  This
Amendment shall become effective as of the date (the "Effective
Date") when the following conditions shall have been satisfied:

          6.1. Amendment. This Amendment shall have been duly executed and delivered by the Company and the Noteholder, and duly acknowledged by Sunshine.

          6.2. Other Documents. The Noteholder shall have received each of the documents specified in Section 4(a) of the Bank Amendment, each of which shall be in form and substance satisfactory to the Noteholder, together with such other documents as the Noteholder may reasonably request, provided that
(a) with respect to the "Guaranty" by Quantz referred to in clause (xii) of the Bank Amendment, the Noteholder shall have received each of (i) a Guaranty executed and delivered by Quantz in favor of the holders of the Senior Notes from time to time and
(ii) a Guaranty executed and delivered by Quantz in favor of the holders of the Subordinated Notes from time to time, each of which shall be substantially in the form of the Sunshine Guaranty, (b) with respect to the documents referred to in clause
(xiii) of the Bank Amendment, such documents shall contain appropriate references to this Amendment, (c) with respect to the certificate referred to in clause (xvi) of the Bank Amendment, such certificate shall contain appropriate references to this Amendment, to Defaults and Events of Default arising under the Agreement, and to the representations of the Company set forth in this Amendment, and (d) with respect to the legal opinion referred to in clause (xvii) of the Bank Amendment, such opinion shall cover, inter alia, the matters specified in Sections 5.1, 5.2, 5.3 and 5.4 above and shall be addressed to the Noteholder.

          6.3. Fees. The Company shall have paid the fees and expenses of special counsel to the Noteholder, Milbank, Tweed, Hadley & McCloy, relating to the transactions contemplated hereby.

          Section 7.  Miscellaneous.

          7.1. Ratification; Waiver. The Agreement, except as amended pursuant hereto, is in all respects ratified and confirmed, and the terms, covenants and agreements thereof shall remain in full force and effect. Subject to the satisfaction of the conditions to effectiveness specified in Section 6 above, the Noteholder hereby waives (i) any Default or Event of Default that may be in existence on the date hereof caused by the failure of the Company to comply with Section 9.1 or Section 10.1 of the Agreement (except as required by the Agreement as amended hereby) and (ii) any Default or Event of Default that may be in existence on the date hereof arising under Section 12.1(C) or (O) of the Agreement caused by the failure of the Company to comply with any provision of the Bank Agreement or the Amended and Restated Note Purchase Agreement. The Noteholder is not aware of any Default or Event of Default in existence on the date hereof after giving effect to this Amendment.

          7.2. References to Agreement and Notes. From and after the Effective Date, all references to the Agreement in the Agreement and in the Notes shall be deemed to be references to the Agreement as amended by this Amendment.

          7.3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New
York.

          7.4. Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Amendment shall become a binding agreement between you and the Company.

                                   Very truly yours,

                                   JOHN B. SANFILIPPO & SON, INC.


                                   By: /s/ Gary P. Jensen
                                       -------------------
                                Title: Executive Vice President of Finance
                                       and Chief Financial Officer

TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By:    /s/ Nancy F. Heller
       ---------------------
Title: Managing Director


ACKNOWLEDGED AND AGREED:


SUNSHINE NUT CO.


By:    /s/ John C. Taylor
       ---------------------
Title: President